--------------------------------------------------------------------------------








                           LOAN AND SECURITY AGREEMENT

                                     BETWEEN

                     CHARTER BEHAVIORAL HEALTH SYSTEMS, LLC,

         CERTAIN SUBSIDIARIES OF CHARTER BEHAVIORAL HEALTH SYSTEMS, LLC,

                                       AND

                         MAGELLAN HEALTH SERVICES, INC.

                           CLOSING DATE: MAY __, 1997










--------------------------------------------------------------------------------

                           LOAN AND SECURITY AGREEMENT


         THIS AGREEMENT, entered into and effective as of May __, 1997, between CHARTER BEHAVIORAL HEALTH SYSTEMS, LLC, a Delaware limited liability company ("Borrower"), the Subsidiaries of Borrower which are set forth on Exhibit "A" and MAGELLAN HEALTH SERVICES, INC., a Delaware corporation ("Lender");

                              W I T N E S S E T H :

         WHEREAS, Lender and ____________________, a ____________
[corporation/LLC/partnership] ("New Crescent") have established Borrower to (i) operate certain acute care psychiatric hospitals and (ii) engage in the business of hospital-based behavioral healthcare using Borrower as the operating entity;

         WHEREAS, in connection with the agreement between Lender and New Crescent to establish Borrower, Lender has agreed to provide certain financing to Borrower;

         WHEREAS, Lender is willing to extend financing to Borrower in accordance with the terms of this Agreement;

         WHEREAS, the Subsidiaries are party to this Agreement solely for purposes of their obligations under Article 3 and Sections 4.3 and 4.5;

         NOW, THEREFORE, Lender and Borrower agree as follows:

         1.  DEFINITIONS, TERMS AND REFERENCES.

                  1.1. Certain Definitions. In addition to terms defined elsewhere in this Agreement and in any Exhibits, the following terms shall have the following meanings:

         "Account Debtor" shall mean the person who is obligated to pay or repay any of the items constituting any of the Collateral.

         "Agreement" shall mean this Loan and Security Agreement, as it may be amended or supplemented from time to time.

         "Bankruptcy Code" shall mean Title 11 of the United States Code, as it may be amended from time to time.

         "Borrower" shall have the meaning given to such term in the preamble to this Agreement.

         "Business Day" shall mean a day of the year on which banks are not required or authorized to close in Atlanta, Georgia or Dallas, Texas.

         "Closing Date" shall mean the date on which the initial extension of credit is made to Borrower pursuant to this Agreement.

         "Collateral" shall mean and include all rights of Borrower and its Subsidiaries to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered, howsoever evidenced or incurred including, without limitation, all accounts, instruments, chattel paper and general intangibles evidencing or arising out of such rights to payment and all books, records, computer tapes, programs and ledger books arising therefrom or relating thereto, all whether now owned or hereafter acquired or arising.

         "Collateral Locations" shall mean the Executive Office and those additional locations set forth and described on Exhibit "A" attached to this Agreement.

         "Default Condition" shall mean the occurrence of any event which, after satisfaction of any requirement for the giving of notice or the lapse of time, or both, would become an Event of Default.

         "Default Rate" shall mean that interest rate per annum equal to two percent (2%) per annum in excess of the contract interest rate otherwise applicable to any Obligation.

         "Event of Default" shall mean any of the events or conditions described in Article 8, provided that any requirement for the giving of notice or the lapse of time, or both, has been satisfied.

         "Executive Office" shall mean the address of Borrower at 3414 Peachtree Road, N.E., Suite [900], Atlanta, Georgia 30326.

         "Fiscal Year", in respect of Borrower, shall mean the fiscal year of Borrower employed by Borrower as of the Closing Date. The terms "Fiscal Quarter" and "Fiscal Month" shall correspond accordingly to "Fiscal Year."

         "GAAP" shall mean generally accepted accounting principles consistently applied for the period or periods in question.

         "Lender" shall have the meaning given to such term in the preamble to this Agreement.

         "Lien" shall mean any deed to secure debt, deed of trust, mortgage or similar instrument, and any lien, security interest, preferential arrangement which has the practical effect of constituting a security interest, security title, pledge, charge, encumbrance or servitude of any kind, whether by consensual agreement or by operation of statute or other law, and whether voluntary or involuntary, including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof.

         "Line of Credit" shall refer to the line of credit in the principal amount of $55 million opened by Lender in favor of Borrower pursuant to the provisions of Section 2.1.

         "Loan Documents" shall mean this Agreement, the Note, any financing statements covering portions of the Collateral, the documents, instruments, certificates and agreements delivered by Borrower or a Subsidiary pursuant to the provisions of this Agreement and all other documents, instruments and agreements evidencing, securing or modifying obligations under the Line of Credit.

         "Magellan Facility" shall mean the credit facility created pursuant to the Credit Agreement dated as of April __, 1997, among Lender, the lenders named therein and [Money Center Bank], as administrative agent for such lenders, as the same may be amended from time to time.

         "Maturity Date" shall mean May __, 1998.

         "Note" shall mean the promissory note, dated of even date herewith, as amended or supplemented from time to time, in a principal amount equal to the maximum amount of the Line of Credit, evidencing advances to be obtained by Borrower under the Line of Credit, together with any renewals or extensions of such note thereof, in whole or in part. The Note shall be in the form of Exhibit "B".

         "Obligations" shall mean any indebtedness, liability or obligation of Borrower to Lender arising hereunder or under any of the other Loan Documents, whether evidenced by the Note or otherwise, and any and all extensions or renewals thereof in whole or in part.

         "Permitted  Encumbrances"  shall  mean (i) Liens in favor of Lender and
(ii) those additional Liens, if any, set forth and described on Exhibit "C" pertaining to the Collateral.

         "Person" shall mean any individual, partnership, corporation, limited liability company, joint venture, joint stock company, trust, governmental unit or other entity.

         "Prime Rate" refers to that interest rate so denominated set by [Money Center Bank] from time to time as its prime interest rate basis for borrowings.

         "Subordinated Debt" shall mean any unsecured indebtedness for borrowed money of Borrower or any Subsidiary to any Person which, by written agreement in form and substance satisfactory to Lender, has been subordinated in right of payment and claim, to the rights and claims of Lender in respect of the Obligations, on terms and conditions satisfactory to Lender.

         "Subsidiary" shall mean any corporation, partnership, business association or other entity (including any Subsidiary of any of the foregoing) of which Borrower owns, directly or indirectly, one hundred percent (100%) of the capital stock or equity interest having ordinary power for the election of directors or others performing similar functions. Exhibit "A" contains a complete listing of all Subsidiaries which exist as of the Closing Date.

         "UCC" shall mean the Uniform Commercial Code- Secured Transactions of Georgia (O.C.G.A. Art. 11-9), as in effect on the date hereof.

                  1.2. Use of Defined Terms. All terms defined in this Agreement and the Exhibits shall have the same defined meanings when used in any other Loan Documents, unless the context shall require otherwise.

                  1.3. Accounting Terms. All accounting terms not specifically defined herein shall have the meanings generally attributed to such terms under GAAP.

                  1.4. UCC Terms. The terms "accounts", "chattel paper", "instruments", "general intangibles", "inventory," "equipment" and "fixtures", as and when used in the Loan Documents, shall have the same meanings given such terms under the UCC.

                  1.5. Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement, and all references in this Agreement to Articles, Sections, Subsections, paragraphs, clauses, subclauses or Exhibits shall refer to the corresponding Article, Section, Subsection, paragraph, clause, subclause of, or Exhibit attached to, this Agreement, unless specific reference is made to the articles, sections or other subdivisions of, or Exhibit to, another document or instrument. Wherever in this Agreement reference is made to any instrument, agreement or other document, including, without limitation, any of the Loan Documents, such reference shall be understood to mean and include any and all amendments thereto or modifications, restatements, renewals or extensions thereof. Wherever in this Agreement reference is made to any statute, such reference shall be understood to mean and include any and all amendments thereof and all regulations promulgated pursuant thereto. Whenever any matter set forth herein or in any Loan Document is to be consented to or be satisfactory to Lender, or is to be determined, calculated or approved by Lender, then, unless otherwise expressly set forth herein or in any such Loan Document, such consent, satisfaction, determination, calculation or approval shall be in Lender's sole discretion, exercised in good faith and, where required by law, in a commercially reasonable manner.

                  1.6. Exhibits. All Exhibits attached hereto are by reference made a part hereof.

         2.  THE FINANCING.

                  2.1. Line of Credit. Upon the execution of this Agreement and compliance with its terms and conditions, Lender agrees to extend the Line of Credit in favor of Borrower so that, prior to the Maturity Date and so long as there is not in existence any Default Condition or Event of Default, Borrower may borrow and repay and reborrow up to a maximum aggregate principal amount outstanding at any one time equal to the original principal amount of the Line of Credit.

All proceeds so obtained under the Line of Credit may be used by Borrower for general corporate purposes in such manner as Borrower may elect in the ordinary course of its business operations. All advances to Borrower under the Line of Credit shall be evidenced by the Note, which shall be executed and delivered simultaneously herewith. Each request for an advance under the Note shall be made by Borrower to Lender in writing no later than 9:00 a.m. Eastern time on the Business Day that is two Business Days prior to the date of the requested advance. Lender shall make the amount of the requested advance available to Borrower prior to 1:00 p.m. Eastern time on the requested borrowing date, by transferring to the account directed by Borrower the amount of the requested advance. The outstanding principal amount of the Note shall be repaid on the Maturity Date or at such earlier time as may be provided pursuant to this Agreement and shall bear interest paid on the first day of each month (computed on the daily outstanding principal balance, for the actual number of days outstanding, on the basis of a 365 day year), payable in the manner described therein, from the date thereof on the unpaid principal amount thereof from time to time outstanding at a rate per annum equal to the Prime Rate plus .50%, with any change in such interest rate on the Note due to a change in the Prime Rate to become effective as of the opening of business on each date on which such change in the Prime Rate occurs. Notwithstanding any other provision of this Agreement, Lender shall not be required to advance funds to Borrower pursuant to the Line of Credit in excess of the amounts received by Lender pursuant to Section [7.7] of the OpCo Contribution Agreement, dated January __, 1997, between Lender and Crescent Real Estate Equities Limited Partnership, which amounts consist of accounts receivable owned by Lender and collected by Borrower on Lender's behalf.

                  2.2. Interest and Charges. Lender and Borrower hereby agree that the only charge imposed by Lender upon Borrower for the use of money in connection herewith is and shall be the interest expressed in the Note, at the rate set forth therein, and that all other charges imposed by Lender upon Borrower in connection herewith, including, without limitation, default and late charges, are and shall be deemed to be charges made to compensate Lender for underwriting and administrative services and costs, and other services and costs performed and incurred, and to be performed and incurred, by Lender in connection with the Line of Credit, and shall under no circumstances be deemed to be charges for the use of money. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under the Note and charged or collected pursuant to the terms of this Agreement or pursuant to the Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Lender has charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by applicable law and Lender shall promptly refund to Borrower any interest received by Lender in excess of the maximum lawful rate or, if so requested by Borrower, shall apply such excess to the principal balance of the Obligations. It is the intent hereof that Borrower not pay or contract to pay, and that Lender not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Borrower under applicable law.

                  2.3. Prepayment. Borrower may prepay amounts outstanding under the Line of Credit at any time without premium or penalty.

         3.  SECURITY INTEREST.

                  3.1. Grant of Security Interest. As security for the payment of the Note and all Obligations whatsoever of Borrower to Lender, Borrower and each Subsidiary hereby grant to Lender a continuing, general lien upon and security interest in and to the following described property, wherever located, whether now existing or hereafter acquired or arising, namely: (a) the Collateral and (b) all proceeds of the Collateral.

                  3.2. Grant of Security Interest by Subsidiaries. The grant of security interests in and to the Collateral by each Subsidiary pursuant to
Section 3.1 shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                  (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of Borrower under this Agreement, the Note, or any other Loan Document, by operation of law or otherwise or any obligation of any other Subsidiary pursuant to this Agreement;

                  (b) any modification or amendment of or supplement to this Agreement, any Note, or any other Loan Document;

                  (c) any release, nonperfection or invalidity of any direct or indirect security for any obligation of the Borrower under this Agreement, the Note, any Loan Document, or any obligations of any other Subsidiary;

                  (d) any change in the existence, structure or ownership of Borrower or any other Subsidiary, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting Borrower, or any other Subsidiary, or its assets or any resulting release or discharge of any obligation of Borrower, or any other Subsidiary;

                  (e) the existence of any claim, setoff or other rights which any Subsidiary may have at any time against Borrower, any other Subsidiary, Lender or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (f) any invalidity or unenforceability relating to or against Borrower, or any other Subsidiary, for any reason related to this Agreement, any other Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment by Borrower, of the principal of or interest on the Note or any other amount payable by Borrower under this Agreement, the Note, or any other Loan Document; or

                  (g) any other act or omission to act or delay of any kind by Borrower, any other Subsidiary, Lender or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of any Subsidiary's obligations hereunder.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS APPLICABLE TO COLLATERAL. With respect to the Collateral, Borrower (and, with respect to Sections 4.3 and 4.5 only, each Subsidiary) hereby represents, warrants and covenants to Lender as set forth below.

                  4.1. Bona Fide Accounts. Each item of the Collateral arises or will arise under a contract between Borrower or a Subsidiary and the Account Debtor, or from the bona fide sale or delivery of goods to or performance of services for, the Account Debtor.

                  4.2. Good Title. Borrower and the Subsidiaries have good title to the Collateral free and clear of all liens, security interests and encumbrances thereon other than any Permitted Encumbrances, and no financing statement covering the Collateral is on file in any public office other than any evidencing Permitted Encumbrances.

                  4.3. Right to Assign. Each of Borrower and the Subsidiaries has full right, power and authority to make the assignment of the Collateral to Lender and hereafter will not pledge, hypothecate, grant a security interest in, sell, assign, transfer, or otherwise dispose of any portion of the Collateral, or any interest therein without the written permission of Lender.

                  4.4. Trade Styles. Except as may be set forth on Exhibit "D" attached hereto, neither Borrower nor any Subsidiary uses any trade names or trade styles in its business operations (herein, "Trade Styles"), and Borrower covenants with Lender not to use or allow any Subsidiary to use any Trade Styles in their business operations hereafter, except as so specified on Exhibit "D" prior to having given Lender at least thirty (30) days written notice thereof. In any event, to the extent that, now or hereafter, Borrower or any Subsidiary uses any Trade Styles, Borrower hereby certifies and agrees with Lender that:
(i) all of the accounts receivable and proceeds thereof arising out of sales under the Trade Styles shall be the property of, and belong to, Borrower or a Subsidiary; (ii) each of the Trade Styles is a trade name and trade style (and not an independent corporation or other legal entity) by which Borrower or a Subsidiary identifies and sells certain of its products or services and under which it may conduct a portion of its business; and (iii) all accounts receivable and proceeds thereof invoiced under the names of any of the Trade Styles shall be owned solely by Borrower or a Subsidiary and shall be subject to the terms of this Agreement as they relate to Collateral.

                  4.5. Power of Attorney. (i) Each of Borrower and the Subsidiaries hereby appoints Lender as its attorney-in-fact to file such certificates disclosing its use of the Trade Styles and to take such other actions on its behalf as are necessary to comply with the statutes of any states relating to the use of fictitious or assumed business names, to the extent that Borrower or such Subsidiary fails to do so; and (ii) each of Borrower and the Subsidiaries irrevocably designates and appoints Lender its true and lawful attorney either in the name of Lender or in the name of Borrower or such Subsidiary to, upon the occurrence and during the continuance of any Event of Default, ask for, demand, sue for, collect, compromise, compound, receive, receipt for and give acquittances for any and all sums owing or which may become due upon any items of the Collateral and, in connection therewith, to take any and all actions as Lender may deem necessary or desirable in order to realize upon the Collateral, including, without limitation, power to endorse for collection in the name of Borrower or such Subsidiary, any checks, drafts, notes or other instruments received in payment of or on account of the Collateral, but Lender shall not be under any duty to exercise any such authority or power or in any way be responsible for the collection of the Collateral.

         5.  GENERAL REPRESENTATIONS AND WARRANTIES.  In order to induce
Lender to enter into this Agreement, Borrower hereby represents and warrants to Lender (which representations and warranties, together with any other representations and warranties of Borrower contained elsewhere in this Agreement, shall be deemed to be renewed as of the date of each advance under the Line of Credit) as set forth below:

                  5.1. Existence and Qualification. Each of Borrower and the Subsidiaries is a limited liability company or corporation duly organized, validly existing and in good standing under the laws of the state of its formation and is duly qualified to do business and in good standing in any other state wherein the conduct of its business or the ownership of its property requires such qualification. Exhibit "A" sets forth the jurisdiction in which each Subsidiary of Borrower is organized and the jurisdictions in which Borrower and each Subsidiary is qualified to do business as a foreign entity.

                  5.2. Authority; Validity and Binding Effect. Each of Borrower and the Subsidiaries (to the extent that each is a party thereto) has the power to make, deliver and perform under the Loan Documents, and to borrow hereunder, and has taken all necessary and appropriate action to authorize the execution, delivery and performance of the Loan Documents. This Agreement constitutes, and the remainder of the Loan Documents, when executed and delivered for value received, will constitute, the valid obligations of each of Borrower and the Subsidiaries (to the extent that each is a party thereto), legally binding upon it and enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, other similar laws affecting the enforcement of creditor's rights in general, or general principles of equity.

                  5.3. Incumbency and Authority of Signing Officers. Each of the officers of the Borrower and the Subsidiaries who has executed any Loan Document holds the office specified on such document and, in such capacity, is duly authorized and empowered to execute, attest and deliver such Loan Document for and on behalf of Borrower or such Subsidiary, and to bind Borrower or such Subsidiary accordingly by his execution of such Loan Document thereby.

                  5.4. Taxes. Each of Borrower and the Subsidiaries has filed or caused to be filed all tax returns required to be filed by it and has paid all taxes shown to be due and payable by it on said returns or on any assessments made against it, except for any taxes being contested in good faith by appropriate proceedings promptly initiated and diligently pursued and for which reserves or other appropriate provisions required by GAAP have been established.

                  5.5. Organization. The (i) Certificate of Formation and the Operating Agreement of Borrower, dated ______ __, 1997 (the "Operating Agreement") and (ii) the Certificates of Formation and Operating Agreements or Articles of Incorporation and Bylaws, as applicable of each Subsidiary and (iii) all amendments to said certificates, operating agreements, articles of incorporation and bylaws are in full force and effect under the law of the state of such entity's organization.

                  5.6. Insolvency. After giving effect to the execution and delivery of the Loan Documents and the making of any disbursements under the Note, Borrower will not be "insolvent", within the meaning of such term as used in O.C.G.A. ss. 18-2-22 or as defined in ss. 101(29) of the Bankruptcy Code; or be unable to pay its debts generally as such debts become due; or have an unreasonably small capital.

                  5.7. Title. Borrower and the Subsidiaries have good and marketable title to all of the Collateral, except for the Permitted Encumbrances.

                  5.8. No Violations. The execution, delivery and performance by each of Borrower and the Subsidiaries (to the extent that each is a party thereto) of this Agreement, the Note and each other Loan Document do not violate any provision of any law, rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower or any Subsidiary or any organizational document of Borrower or any Subsidiary, or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower or any Subsidiary is a party or by which it or its properties may be bound or affected; and neither Borrower nor any Subsidiary is in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.

         6. AFFIRMATIVE COVENANTS. Borrower covenants to Lender that from and after the date hereof, and so long as any amounts remain unpaid on account of any of the Obligations or this Agreement remains effective (whichever is the last to occur), Borrower will comply (and will cause each Subsidiary to comply) with the affirmative covenants set forth below:

                  6.1. Records Respecting Collateral. All records of Borrower and its Subsidiaries with respect to the Collateral will be kept, in the case of Borrower, at the Executive

Office or, in the case of a Subsidiary, at the location shown on Exhibit "A" and will not be removed from such address without the prior written consent of Lender.

                  6.2. Further Assurances. Borrower shall duly execute and/or deliver (or cause to be duly executed and/or delivered) to Lender any instrument, invoice, document, document of title, order, financing statement, assignment, waiver, consent or other writing which may be reasonably necessary to Lender to carry out the terms of this Agreement and any of the other Loan Documents and to perfect its security interest in and facilitate the collection of the Collateral, the proceeds thereof, and any other property at any time constituting security to Lender. Borrower shall perform or cause to be performed such acts as Lender may reasonably request to establish and maintain for Lender a valid and perfected security interest in and secure title to the Collateral, free and clear of any liens, encumbrances or security interests other than Permitted Encumbrances.

                  6.3.  Right to  Inspect.  Lender  (or any  person  or  persons designated by it) shall, in its sole discretion, have the right to call at any place of business of Borrower or any Subsidiary at any reasonable time, during normal business hours following reasonable advance notice and, without hindrance, disruption or delay, inspect, audit, check and make extracts from any books, records, journals, orders, receipts, correspondence or other data of Borrower or any Subsidiary of Borrower relating to the Collateral, to Borrower's business or to any other transactions between the parties hereto.

                  6.4. Reports. Borrower shall, as soon as practicable, but in any event on or before twenty (20) days after the end of each calendar month, furnish or cause to be furnished to Lender a status report, certified by a duly authorized officer of Borrower, showing the aggregate dollar value of the items comprising the Collateral and the age of each individual item thereof as of the last day of the preceding fiscal month (segregating such items in such manner and to such degree as Lender may reasonably request). In any event, upon request from Lender, made at any time hereafter, subject to Borrower's confidentiality constraints, Borrower shall furnish Lender with a then current Account Debtor address list.

                  6.5. Payment of Taxes. Borrower shall pay and discharge and shall cause each Subsidiary to pay and discharge all taxes, assessments and governmental charges upon Borrower or such Subsidiary, their income and their properties prior to the date on which penalties attach thereto, unless and to the extent only that (x) such taxes, assessments and governmental charges are being contested in good faith and by appropriate proceedings by Borrower or such Subsidiary, (y) Borrower or such Subsidiary maintains reasonable reserves on its books therefor and (z) the payment of such taxes does not result in a Lien upon any of the Collateral other than a Permitted Encumbrance.

                  6.6. Certificate of No Default. Borrower shall, on a quarterly basis not later than forty-five (45) days after the close of each of its first three Fiscal Quarters and not later than ninety (90) days after the close of its Fiscal Year, certify to Lender, in a statement executed by a duly authorized Officer of Borrower in the form of Exhibit "E" attached hereto, that no Event of Default and no Default Condition exists or has occurred, or, if an Event of Default or Default Condition exists, specifying the nature and period of existence thereof.

                  6.7. Change of Principal Place of Business. Borrower hereby agrees that if, at any time hereafter, Borrower elects to (i) move the Executive Office or the principal place of business of a Subsidiary, (ii) change its name or the name of a Subsidiary, or (iii) change its organizational structure or the organizational structure of any Subsidiary to a structure other than a limited liability company or corporation, Borrower will notify Lender in writing at least thirty (30) days prior thereto.

                  6.8. Preservation of Existence. Borrower shall preserve and maintain and shall cause each Subsidiary to maintain its existence, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified to do business in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties.

                  6.9. Compliance With Laws. Borrower shall comply and shall cause each Subsidiary to comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which would or could materially adversely affect their respective financial condition or the ownership, maintenance or operation of any material portion of any of their respective properties. Without limiting the foregoing, each of Borrower and its Subsidiaries shall obtain and maintain all material permits, licenses and other authorizations which are required under, and otherwise comply with, all federal, state, and local laws and regulations.

                  6.10. Certain Required Notices. Promptly, upon its receipt of notice or knowledge thereof, Borrower will report to Lender: (i) any lawsuit, proceeding, action, arbitration, claim or governmental investigation, inquiry or proceeding, pending or threatened against Borrower or any Subsidiary seeking damages for an amount in excess of $1 million; or (ii) the existence and nature of any Default Condition or Event of Default.

         7. NEGATIVE COVENANTS. Borrower covenants to Lender that from and after the date hereof and so long as any amount remains unpaid on account of any of the Obligations or this Agreement remains effective (whichever is the last to occur), Borrower will not do (and will not permit any Subsidiary to do), without the prior written consent of Lender, any of the things or acts set forth below:

                  7.1. Encumbrances. Create, assume, or suffer to exist any Lien on the Collateral except for Permitted Encumbrances and as permitted by
Section 4.3 of this Agreement.

                  7.2. Business Locations. Transfer the Executive Office or the principal place of business of any Subsidiary to, or maintain records with respect to, Collateral at any locations other than those at which the same are presently kept or maintained as set forth on Exhibit "A" hereto, except upon at least thirty (30) days prior written notice to Lender and after the delivery to Lender of financing statements, if reasonably required by Lender, in form reasonably satisfactory to Lender, to perfect or continue the perfection of Lender's Lien.

         8. EVENTS OF DEFAULT. The occurrence of any events or conditions set forth below shall constitute an Event of Default hereunder, provided that any requirement for the giving of notice or the lapse of time, or both, has been satisfied:

                  8.1. Notes. Borrower shall fail to repay the principal on the Note on the Maturity Date or at such earlier time as may be provided pursuant to this Agreement or make payments of interest within five Business Days of the giving of written notice by Lender to Borrower of Lender's right to such payment.

                  8.2. Other Obligations. Borrower shall fail to make any payments (other than those described in Section 8.1) on its Obligations to Lender within 10 days of the giving of written notice by Lender to Borrower of Lender's right to such payment.

                  8.3. Misrepresentations. Borrower shall make any representation or warranty in any of the Loan Documents or in any certificate or statement furnished at any time hereunder or in connection with any of the Loan Documents which proves to have been untrue or misleading in any material respect when made or furnished.

                  8.4. Covenants. Borrower shall default in the observance or performance of any covenant or agreement (other than payment obligations covered by Section 8.1 or 8.2 above) contained in any of the Loan Documents unless such default is cured to Lender's satisfaction within thirty (30) days after the sooner to occur of receipt of notice of such default from Lender or the date on which such default first becomes known to Borrower.

                  8.5. Other Debts. Borrower shall default in connection with any agreement for indebtedness for borrowed money of $10,000,000 or more with any creditor other than Lender which entitles said creditor to accelerate the maturity thereof.

                  8.6. Voluntary Bankruptcy. Borrower shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking liquidation, reorganization, arrangement, readjustment of its debts, or for any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether state, Federal, or foreign, now or hereafter existing; Borrower shall enter into any agreement indicating its consent to, approval of, or acquiescence in, any such petition or proceeding; Borrower shall apply for or permit the appointment by consent or acquiescence of a receiver, custodian or trustee of Borrower for all or a substantial part of its property; Borrower shall make an assignment for the benefit of creditors; or Borrower shall be unable or shall fail to pay its debts generally as such debts become due, or

Borrower shall admit, in writing, its inability or failure to pay its debts generally as such debts become due.

                  8.7. Involuntary Bankruptcy. There shall have been filed against Borrower an involuntary petition in bankruptcy or seeking liquidation, reorganization, arrangement, readjustment of its debts or for any other relief under the Bankruptcy Code, or under any other act or law pertaining to insolvency or debtor relief, whether state, federal or foreign, now or hereafter existing; Borrower shall suffer or permit the involuntary appointment of a receiver, custodian or trustee of Borrower or for all or a substantial part of its property; or Borrower shall suffer or permit the issuance of a warrant of attachment, execution or similar process against all or any substantial part of the property of Borrower; provided, however, that no filing, appointment or issuance described above shall constitute an Event of Default if such filing, appointment or issuance is dismissed or terminated within ninety (90) days of its occurrence.

                  8.8. Judgments. A final judgment or order for the payment of money is rendered against Borrower or any Subsidiary in the amount of $5,000,000 or more (exclusive of amounts covered by insurance) and either (x) enforcement proceedings shall have been commenced by any creditor upon such judgment or order, or (y) a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect for any period of sixty (60) consecutive days.

                  8.9. Bankruptcy of Affiliate. Any motion, complaint or other pleading is filed in any bankruptcy case of any person or entity other than Borrower and such motion, complaint or pleading seeks the consolidation of Borrower's assets and liabilities with the assets and liabilities of such person or entity; provided, however, that the filing of any such motion, complaint or pleading shall not constitute an Event of Default if such motion, complaint or pleading is dismissed within ninety (90) days of its filing.

                  8.10. Material Adverse Change. There shall occur any material adverse change in the financial condition, operations or business prospects of Borrower.

         9. REMEDIES. Upon the occurrence of any Default Condition or Event of Default, Lender's obligation to disburse amounts under the Line of Credit shall immediately cease; provided, however, that if such obligation has ceased due to the occurrence of a Default Condition, and such Default Condition does not become an Event of Default due to its having been cured or waived before it has matured into an Event of Default, then such obligation shall be reinstated as of the date such Default Condition is cured or waived. Upon the occurrence or existence of any Event of Default, or at any time thereafter, without prejudice to the rights of Lender to enforce its claims against Borrower for damages for failure by Borrower to fulfill any of its obligations hereunder, subject only to prior receipt by Lender of payment in full of all Obligations then outstanding in immediately available funds, Lender shall have all of the rights and remedies set forth below, and it may exercise any one, more, or all of such remedies, in its sole discretion, without thereby waiving any of the others.

                  9.1. Acceleration of the Obligations. Lender, at its option, may declare all of the Obligations to be immediately due and payable, whereupon the same shall become immediately due and payable without presentment, demand, protest, notice of nonpayment or any other notice required by law relative thereto, all of which are hereby expressly waived by Borrower, anything contained herein to the contrary notwithstanding and, in connection therewith, if Lender so elects, by further written notice to Borrower, Lender may increase the rate of interest charged on the Note then outstanding for so long thereafter as Lender further shall elect to an amount not to exceed the Default Rate. Failure to declare all Obligations due shall not constitute an election by Lender to waive its right to demand payment at any time and in any event, as Lender in its discretion may deem appropriate. Thereafter, Lender, at its option, may, but shall not be obligated to, accept less than the entire amount of Obligations due, if tendered, provided, however, that unless then agreed to in writing by Lender, no such acceptance shall or shall be deemed to constitute a waiver of any Event of Default or a reinstatement of any commitments of Lender hereunder.

                  9.2. Remedies of a Secured Party. Lender shall thereupon have the rights and remedies of a secured party under the UCC in effect on the date thereof (regardless of whether the same has been enacted in the jurisdiction where the rights or remedies are asserted), including, without limitation, the right to take possession of any of the Collateral or the proceeds thereof, to sell or otherwise dispose of the same, and to apply the proceeds therefrom to any of the Obligations in such order as Lender, in its sole discretion, may elect. Lender shall give Borrower written notice of the time and place of any public sale of the Collateral or the time after which any other intended disposition thereof is to be made. The requirement of sending reasonable notice shall be met if such notice is given to Borrower at least ten (10) days before such disposition. Expenses of retaking, holding, insuring, preserving, protecting, preparing for sale or selling or the like with respect to the Collateral shall include, in any event, reasonable attorneys' fees and other legally recoverable collection expenses, all of which shall constitute Obligations.

                  9.3. Repossession of the Collateral. Lender may take the Collateral or any portion thereof into its possession, by such means (without breach of the peace) and through agents or otherwise as it may elect (and, in connection therewith, demand that Borrower assemble the Collateral at a place or places and in such manner as Lender shall prescribe), and sell, lease or otherwise dispose of the Collateral or any portion thereof in its then condition or following any commercially reasonable preparation or processing, which disposition may be by public or private proceedings, by one or more contracts, as a unit or in parcels, at any time and place and on any terms, so long as the same are commercially reasonable and Borrower hereby waives all rights which Borrower has or may have under and by virtue of O.C.G.A. sections 44-14-260 through 44-14-264, including, without limitation, the right of Borrower to notice and to a judicial hearing prior to seizure of any Collateral by Lender.

                  9.4. Other Remedies. Unless and except to the extent expressly provided for to the contrary herein, the rights of Lender specified herein shall be in addition to, and not in limitation of, Lender's rights under the UCC, as amended from time to time, or any other statute or rule of law or equity, or under any other provision of any of the Loan Documents, all of which may be exercised successively or concurrently.


         10.  MISCELLANEOUS.

                  10.1. Waiver. Each and every right granted to Lender under this Agreement, or any of the other Loan Documents, or any other document delivered hereunder or in connection herewith or allowed it by law or in equity, shall be cumulative and may be exercised from time to time. No failure on the part of Lender to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right preclude any other or future exercise thereof or the exercise of any other right. No waiver by Lender of any Default Condition or Event of Default shall constitute a waiver of any subsequent Default Condition or Event of Default.

                  10.2. GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
HEREUNDER AND THEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED
AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
GEORGIA.

                  10.3. Survival. All representations, warranties and covenants made herein and in the Loan Documents shall survive the execution and delivery hereof and thereof but shall terminate when Lender's obligation to advance funds under the Line of Credit has expired. The terms and provisions of this Agreement shall continue in full force and effect, notwithstanding the payment of the Note or the termination of the Line of Credit, until all of the Obligations have been paid in full and Lender's obligation to advance funds under the Line of Credit has expired.

                  10.4. Assignment. No assignment hereof or of any Loan Document shall be made by Borrower without the prior written consent of Lender. Lender may collaterally assign, pledge or transfer its rights under this Agreement, the Note or any other Loan Document to Lender's senior lenders without the consent of Borrower; any other assignment or transfer shall require the prior written consent of Borrower, which consent shall not be unreasonably withheld. It is understood and agreed by the parties hereto that Lender's rights, but not its obligations, under this Agreement, the Note and all other Loan Documents shall be collaterally assigned by Lender to [Money Center Bank], in its capacity as administrative agent under the Magellan Facility, for the benefit of the lenders under the Magellan Facility, pursuant to a written instrument of assignment satisfactory to [Money Center Bank] and the parties hereto; and Lender acknowledges and agrees that such collateral assignment of rights shall in no way relieve Lender of any of Lender's obligations under this Agreement or the Loan Documents.

                  10.5. Counterparts. This Agreement may be executed in two or more counterparts, each of which when fully executed shall be an original, and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

                  10.6. Reimbursement. Borrower shall pay to Lender on demand all reasonable out-of-pocket costs and expenses that Lender pays or actually incurs in connection with the negotiation, preparation, consummation, enforcement and termination of this Agreement and the other Loan Documents. Borrower will pay all expenses incurred by it in the transaction. In the event Borrower becomes a debtor under the Bankruptcy Code, Lender's secured claim in such case shall include interest on the Obligations and all fees, costs and charges provided for herein (including, without limitation, reasonable attorneys' fees actually incurred) all to the extent allowed by the Bankruptcy Code. All expenses due under this Section 10.6 shall be Obligations.

                  10.7. Successors and Assigns. This Agreement and Loan Documents shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto and thereto.

                  10.8. Severability. If any provision of this Agreement or of any of the Loan Documents or the application thereof to any party thereto or circumstances shall be invalid or unenforceable to any extent, the remainder of such Loan Documents and the application of such provisions to any other party thereto or circumstance shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

                  10.9. Notices. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made when personally delivered, upon the date originally received if delivered by telecopy transmission followed by registered or certified mail confirmation, one Business Day following deposit with an overnight delivery service, or three Business Days following deposit in the mail, registered or certified mail, postage prepaid (except in cases where it is expressly provided herein or by applicable law that such notice, demand or request is not effective until received by the party to whom it is addressed) as follows:

         To Lender:

                  Magellan Health Services, Inc.
                  3414 Peachtree Road, N.E.
                  Suite 1400
                  Atlanta, Georgia 30326
                  Attn:  Treasurer
                  Telecopy: 404/814-5823 or 814-5796

         with a copy to:

                  King & Spalding
                  191 Peachtree Street
                  Suite 4900
                  Atlanta, Georgia 30303-1763
                  Attn: Robert W. Miller
                  Telecopy: 404/572-5100

         To Borrower:

                  Charter Behavioral Health Systems, LLC
                  3414 Peachtree Road, N.E.
                  Suite 900
                  Atlanta, Georgia 30326
                  Attn: General Counsel
                  Telecopy: 404/___- ____

         with copies to:

                  __________________________
                  __________________________
                  Attn: ____________________
                  Telecopy: ________________

         and:

                  New Crescent
                  __________________________
                  __________________________
                  Attn: ____________________
                  Telecopy: ________________

         and:

                  Shaw, Pittman, Potts & Trowbridge
                  2300 N. Street, N.W.
                  Washington, D.C.  20037
                  Attn: Wendelin A. White
                  Telecopy: 202/663-8007

or to such other representative or at such other address of a party as such party hereto may furnish to the other party in writing.

                  10.10. Entire Agreement; Amendments. This Agreement, together with the remaining Loan Documents, constitute the entire agreement between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any Loan Document may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the party against whom enforcement is sought.

                  10.11. Time of Essence. Time is of the essence in this Agreement and the other Loan Documents.

                  10.12. Interpretation. No provision of this Agreement or any Loan Document shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

                  10.13. JURISDICTION. BORROWER AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF GEORGIA OR THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF GEORGIA, ATLANTA DIVISION, ALL AS LENDER MAY ELECT. BY EXECUTION OF THIS AGREEMENT, BORROWER HEREBY SUBMITS TO EACH SUCH JURISDICTION, HEREBY EXPRESSLY WAIVING WHATEVER RIGHTS MAY CORRESPOND TO IT BY REASON OF ITS PRESENT OR FUTURE DOMICILE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST BORROWER IN ANY OTHER JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED OR REQUIRED BY LAW.

                  10.14. Payment on Non-Business Days. Whenever any payment to be made hereunder or under the Note is due on a date which is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest hereunder or under the Note.

                  10.15. Cure of Defaults by Lender. If, hereafter, Borrower defaults in the performance of any duty or obligation to Lender hereunder or under any Loan Document, Lender may, at its option, but without obligation, cure such default. Any costs, fees and expenses incurred by Lender in connection therewith including, without limitation, for the purchase of insurance, the payment of taxes and the removal or settlement of liens and claims, shall become Obligations and shall be due and payable within ten Business Days of the giving of notice of such to Borrower by Lender.

                  10.16. Recitals. All recitals contained herein are hereby incorporated by reference into this Agreement and made part thereof.

                  10.17. Sole Benefit. The rights and benefits set forth in this Agreement and the other Loan Documents are for the sole and exclusive benefit of the parties hereto and thereto and may be relied upon only by them, and, in the case of Lender, its permitted assignees.

                  10.18.   Indemnification.   Borrower  will  hold  Lender,  its
respective directors, officers, employees, agents, successors and assigns harmless from and indemnify Lender, its respective directors, officers, employees, agents, successors and assigns against, all loss, damages, costs and expenses (including, without limitation, reasonable attorney's fees, costs and expenses) actually incurred by any of the foregoing, whether direct, indirect or consequential, as a result of or arising from or relating to any "Proceedings" (as defined below) by any Person, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any Person under any statute, case or regulation, including, without limitation, any federal or state securities laws or under any common law or equitable case or otherwise, arising from this Agreement or any Loan Document or from any loans made or other actions taken by Lender pursuant to this Agreement or any other Loan Document, except to the extent such losses, damages, costs or expenses are due to the wilful misconduct or gross negligence of Lender. As used herein, "Proceedings" shall mean actions, suits or proceedings before any court, governmental or regulatory authority. At the request of Lender, Borrower will indemnify any Person to whom Lender transfers or sells (subject to the provisions of Section 10.4) all or any portion of its interest in the Obligations or participation therein on terms substantially similar to the terms set forth above. Neither Borrower nor Lender shall not be responsible or liable to any Person for consequential damages which may be alleged as a result of this Agreement or any of the transactions contemplated hereby. The obligations of Borrower under this Section shall survive the termination of this Agreement and payment of the Obligations.

                  10.19. JURY TRIAL WAIVER. EACH OF BORROWER AND LENDER HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, OBLIGATIONS OR THE COLLATERAL.

         11. CONDITIONS PRECEDENT TO INITIAL ADVANCE. Unless waived in writing by Lender at or prior to the execution and delivery of this Agreement, the conditions set forth below shall constitute express conditions precedent to the obligation of Lender to make the initial advance under the Line of Credit.

                  11.1. Secretary's Certificate. Receipt by Lender of a certificate from the Secretary (or Assistant Secretary) of Borrower and each Subsidiary, certifying to Lender that appropriate resolutions have been entered into by the Governing Board of Borrower and the governing body of each Subsidiary incident hereto and that the officers of Borrower and each Subsidiary whose signatures appear hereinbelow, on the other Loan Documents, and on any and all other documents, instruments and agreements executed in connection herewith, are duly authorized by the Governing Board of Borrower and the governing body of each Subsidiary for and on behalf of Borrower or such Subsidiary to execute and deliver this Agreement, the other Loan Documents and such other documents, instruments and agreements, and to bind Borrower and each Subsidiary accordingly thereby.

                  11.2. Loan Documents. Receipt by Lender of all the other Loan Documents, duly executed in form and substance reasonably acceptable to Lender.

                  11.3. Financing Statements. Receipt by Lender of Uniform Commercial Code financing statements respecting the Collateral, duly executed by Borrower or its Subsidiaries in form and substance reasonably acceptable to Lender.

                  11.4. Opinion of Counsel. Receipt by Lender of an opinion of counsel from independent legal counsel to Borrower and each Subsidiary in substantially the form of Exhibit "F", subject to normal and customary assumptions and exceptions.

                  11.5. No Default. No Default Condition or Event of Default shall exist and Borrower shall in all respects be in compliance with all of the terms of the Loan Documents, as evidenced by its delivery of a certificate of no default to such effect, to be substantially in the form of Exhibit "E" attached hereto.

                  11.6. Other. Receipt by Lender of such other documents, certificates, instruments and agreements as shall be reasonably required hereunder or provided for herein or as Lender or Lender's counsel may reasonably require in connection herewith.

                  11.7. Borrowing Notice. Receipt by Lender of a Borrowing Notice to be substantially in the form of Exhibit "G" attached hereto.

         12. CONDITIONS PRECEDENT TO SUBSEQUENT ADVANCES. Unless waived in writing by Lender at or prior to the execution and delivery of this Agreement, the conditions set forth below shall constitute express conditions precedent to the obligation of Lender to make each advance (other than the initial advance) under the Line of Credit.

                  12.1. No Default. No Default Condition or Event of Default shall exist and Borrower shall in all respects be in compliance with all of the terms of the Loan Documents, as evidenced by its delivery of a certificate of no default to such effect, to be substantially in the form of Exhibit "E" attached hereto.

                  12.2. Borrowing Notice. Receipt by Lender of a Borrowing Notice to be substantially in the form of Exhibit "G" attached hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and Borrower has caused its corporate seal to be affixed hereto, as of the day and year first above written.


                                  "LENDER"

                                  MAGELLAN HEALTH SERVICES, INC.


                                  By:_____________________________
                                     [Name/Title]


                                  "BORROWER"


                                  CHARTER BEHAVIORAL HEALTH
                                  SYSTEMS, LLC.


                                  By:_____________________________
                                     [Name], President


                                  "SUBSIDIARIES"


                                  By:_____________________________
                                     [Name/Title]